Supplement to the Prospectus and Statement of Additional Information

                Credit Suisse Trust - Small Cap Growth Portfolio

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information, dated May 1, 2006.

Effective December 1, 2006, the portfolio's investment strategy will change to a quantitative approach. While the portfolio's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies will not change, these securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The portfolio's current investment strategy is described beginning on page 10 of the Prospectus.

The portfolio will be managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Under the portfolio's new investment strategy, the portfolio managers will select securities for the portfolio using proprietary quantitative models, which are designed to:

     o forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum;

     o identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the portfolio's overall exposure to such low quality stocks; and

     o help determine the portfolio's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Under the portfolio's current investment strategy, the portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000(R) Index. Under the portfolio's new investment strategy, the portfolio managers will apply the proprietary quantitative models described above to companies that are represented in the Standard & Poor's SmallCap 600(R) Index (the "S&P 600 Index"), as well as other companies with similar attributes and capitalizations to the companies in the S&P 600 Index. A stock may be overweighted or underweighted in relation to the S&P 600 Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio will maintain investment attributes that are similar to those of the S&P 600 Index, and intends to limit its divergence from the S&P 600 Index in terms of market, industry and sector exposures.

In addition, under the portfolio's current investment strategy, the portfolio invests in equity securities of small U.S. growth companies. However, because the proprietary quantitative models described above do not demonstrate differing results for small-cap stocks based on value or growth characteristics, the portfolio's new investment strategy will not maintain a growth focus. As a result, coinciding with the change in the portfolio's investment strategy, the name of the portfolio will change to "Credit Suisse Trust - Small Cap Core I Portfolio."

In addition, in connection with the portfolio's change in investment strategy, the portfolio's advisory fee will be reduced from 0.90% of its average daily net assets to 0.70% of its average daily net assets.

The portfolio's 80% investment policy may be changed by the portfolio's Board of Trustees on 60 days' notice to shareholders. The portfolio's investment objective may be changed without shareholder approval.

Dated:  September 26, 2006                                    TRSCG-PRO-16-0906
                                                                       2006-038